SOUTHERN CALIFORNIA BANCORP

Investor Presentation

September 30, 2023



Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to historical information, this release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and other matters that are not historical facts. Examples of forward-looking statements include, among others, statements regarding expectations, plans or objectives for future operations, products or services, loan recoveries, and forecasts relating to financial and operating results or other measures of economic performance. Forward-looking statements reflect management's current view about future events and involve risks and uncertainties that may cause actual results to differ from those expressed in the forward-looking statement or historical results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," "project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions.

Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company's Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission; changes in real estate markets and general economic conditions, either nationally or locally in the areas in which the Company conducts business; the impact on financial markets from geopolitical conflicts; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher than anticipated defaults in the Company's loan portfolio; changes in management's estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; and the impacts of recent bank failures. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in the Company's Registration Statement on Form 10, as amended, its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, and other documents the Company files with the SEC from time to time.

Any forward-looking statement made in this release is based only on information currently available to management and speaks only as of the date on which it is made. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements or to conform such forward-looking statements to actual results or to changes in its opinions or expectations, except as required by law.

Company Overview



Investment Highlights

Market and Footprint

- Southern California is the world's 16th largest economy[1]
- Bank's footprint covers one of the best small business banking markets in the U.S. (980,000 small to medium sized businesses in San Diego, Orange, Los Angeles, Ventura counties and the Inland Empire)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and M&A growth

Growth Opportunities

- SBA lending division created in 2022, staffed with successful, experienced lenders
- New C&I team established in Irvine in 2022
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 37.1% of total deposits at September 30, 2023
- Total loans held for investment of $1.9 billion were up 0.9% in 3Q23 from 2Q23, and up 4.7% from 3Q22
- Diverse commercial loan portfolio
- Bank's capital exceeds minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis on December 8, 2022, and includes Los Angeles, Orange San Diego, Riverside, San Bernardino and Ventura counties; world date published by The World Bank, 2022.
2. Employment Development Department, State of California; data as of third quarter 2022

Southern California Bancorp

At a Glance

BCAL Nasdaq	**San Diego** Headquarters	
$253M Market Cap[1]	**$2.3B** Assets[3]	**24.7%** 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2]	**$2.0B** Deposits[3]	**25.7%** 5-Yr Deposit CAGR[4]

Branch Footprint



Santa Clarita
Santa Paula
Simi Valley
Burbank
Oxnard
Thousand Oaks
Los Angeles
Inglewood
Torrance
Long Beach
El Monte
Fullerton
Orange
Santa Ana
Huntington Beach
Ontario
Corona
Fontana
Victorville
San Bernardino
Riverside
Moreno Valley
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of October 23, 2023
2. Over the past 10 years
3. As of September 30, 2023
4. Compound annual growth rate (CAGR) over five-year period ended September 30, 2023

Attractive Market Position

Strategic locations in commercial markets with enormous potential customer base


Ventura
Los Angeles
San Bernardino
Orange
Riverside
San Diego

California is the largest banking market in the United States

$3.7T
California GDP

4th
Largest economy in the world, behind Germany and ahead of India

39MM
2022 Population

1.7MM
Small Businesses

BCAL's footprint is in the largest banking market in California

$1.4T
Combined GDP

16th
Largest economy in the world, behind Spain and ahead of Indonesia

22MM
2022 Population

980,000
Small Businesses

Banks in SoCal


188
159
73
1999
2009
2021

Median SoCal Bank Assets ($MM)


$153
$245
$847
1999
2009
2021

Sources: FDIC; Federal Reserve Bank of St. Louis Economic Data (FRED); U.S. Bureau of Economic Analysis; International Monetary Fund, S&P Capital IQ Pro; Economic Development; data as of 2022.

Southern California Small Business Market Offers One of the Best Opportunities in the U.S. for Commercial Banking

Key Takeaway:

- Southern California is the largest market for small business operating companies in the United States



Over 980K small businesses with 1-499 employees exist in Southern California
>890K Businesses
>300K Businesses
>150K Businesses
>100K Businesses
>75K Businesses
>50K Businesses

High Growth Franchise

Since 2019, total assets have grown organically and through strategic acquisitions by $1.5 billion, or 178%, powered by a dedicated and accomplished team.



October 2021
Acquired Bank of Santa Clarita
($425MM Assets)
November 2020
David Rainer joined BCAL
May 2020
Acquired CalWest Bancorp
($311MM Assets)
July 2018
Acquired Americas United Bank
($230MM Assets)
November 2014
Acquired Frontier Bank
($78MM Assets)
$202
$317
$344
$424
$480
$768
$830
$1,579
$2,260
$2,284
$2,292
$2,309
$2,314
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1Q23
2Q23
3Q23
Assets ($MM) (1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David Rainer
Chairman and CEO of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 40 Years

Rich Hernandez
President of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 20 Years

Thomas Dolan
Chief Operating Officer of Southern California Bancorp and Bank of Southern California, N.A. and CFO of Southern California Bancorp
Banking Experience: > 40 Years

Jean Carandang
Chief Financial Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Sam Kunianski
Chief Banking Officer of Bank of Southern California
Banking Experience: > 40 Years

Peter Nutz
Chief Credit Officer of Bank of Southern California
Banking Experience: > 20 Years

Manisha Merchant
General Counsel and Corporate Secretary of Southern California Bancorp and Bank of Southern California
Banking Experience: > 20 Years

Pamela Isaacson
Chief Operations Officer of Bank of Southern California
Banking Experience: > 40 Years

Martin Liska
Chief Risk Officer of Bank of Southern California
Banking Experience: > 30 Years

Jeffrey Hurtik
Chief Information Officer of Bank of Southern California
Banking Experience: > 30 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective Southern California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- SBA Lending Group added in 2022
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of Southern California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easy freeway access, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $152.6 million per branch at Sept. 30, 2023 ($1.98 billion in deposits / 13 branches)

Financial Highlights



Q3 2023 Results

Financial Results
(for the quarter ended Sept. 30, 2023)

$6.6 Million
Net Income

$0.35
Diluted Earnings Per Share

$9.3 Million
Pre-tax, Pre-provision Income (PTPP)[1]

Key Metrics
(for the quarter ended Sept. 30, 2023)

1.12%
Return on Average Assets (ROAA)

9.38%
Return on Average Common Equity (ROACE)

4.23%
Net Interest Margin

61.39%
Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

Q3 2023 Results Continued

Strong Balance Sheet
(At Sept. 30, 2023)

$2.31 Billion
Total Assets

$1.94 Billion
Total Loans[1]

$1.98 Billion
Total Deposits

$239 Million
Tangible Common Equity[2]

Credit Quality Metrics
(At Sept. 30, 2023)

0.62%
Non-performing Assets/Total Assets

0.74%
Non-performing Loans/Total Loans[1]

1.24%
Allowance for Credit Losses (ACL)[3]/Total Loans Held for Investment

1.18%
Allowance for Loan Losses/Total Loans Held for Investment

1. Total loans include loans held for sale and loans held for investment
2. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
3. ACL includes allowance for loan losses and reserve for unfunded commitment

Year-to-Date 2023 Results

Financial Results
(for the nine-month period ended Sept. 30, 2023)

$21.5 Million
Net Income

$1.15
Diluted Earnings Per Share

$30.7 Million
Pre-tax, Pre-provision Income (PTPP)[1]

Key Metrics
(for the nine-month period ended Sept. 30, 2023)

1.25%
Return on Average Assets (ROAA)

10.63%
Return on Average Common Equity (ROACE)

4.43%
Net Interest Margin

59.16%
Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

2022 Results

Financial Results (for the year ended December 31, 2022)	Key Metrics (for the year ended December 31, 2022)
$16.1 Million Net Income	**0.70%** Return on Average Assets (ROAA)
$0.88 Diluted Earnings Per Share	**6.44%** Return on Average Common Equity (ROACE)
$27.4 Million Pre-tax, Pre-provision Income (PTPP)[1]	**4.06%** Net Interest Margin
	70.0% Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

Net Interest Margin

Yield on Earning Assets,
for three months ended Sept. 30, 2023

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$1,924,384	$28,977	5.97%
Taxable debt securities	111,254	942	3.36%
Tax-exempt debt securities[1]	59,630	359	3.02%
Deposits in other financial institutions	50,367	681	5.36%
Fed fund sold/resale agreements	20,653	283	5.44%
Restricted stock investments and other bank stock	16,365	242	5.87%
Total interest-earning assets	$2,182,653	$31,484	5.72%
Total noninterest-earning assets	131,288		
Total Assets	$2,313,941		

Net Interest Income ($ in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.67%
3.74%
3.40%
3.87%
4.32%
4.62%
4.71%
4.36%
4.23%
$16.0
$20.3
$17.8
$20.9
$23.8
$25.3
$24.9
$23.4
$23.3
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
Net Interest Income
Net Interest Margin

Cost of Funds,
for three months ended Sept. 30, 2023

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$353,714	$1,706	1.91%
Money market and savings accounts	675,609	4,216	2.48%
Time deposits	183,745	1,867	4.03%
Total interest-bearing deposits	1,213,068	7,789	2.55%
Borrowings:			
FHLB advances	11,731	163	5.51%
Subordinated debt	17,830	271	6.03%
Total borrowings	29,561	434	5.82%
Total interest-bearing liabilities	$1,242,629	$8,223	2.63%
Noninterest-bearing liabilities:			
Demand deposits	768,148		
Other liabilities	25,722		
Shareholders' equity	277,442		
Total Liabilities and Shareholders' Equity	$2,313,941		

Total cost of deposits in 3Q23 was 1.56%
Total cost of funds in 3Q23 was 1.62%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate

Allowance for Credit Losses (ACL)



$503K
$234K
24.5M
($162K)
$24,040K
($372K)
24M
$0K
$23,945K
($298K)
1.26% 1
At
June 30,
2023
balance
23.5M
23M
1.24% 1
At
September 30,
2023
22.5M
22M
prior_total_reserve
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
RUC
Change_in_Unallocated
current_total_reserve

- The $96 thousand reversal of provision for credit losses for the third quarter of 2023 included a $202 thousand provision for credit losses for loans and a $298 thousand negative provision for unfunded commitments. The change in provision was due mostly to changes in our reasonable and supportable economic forecast and an increase in the total loan balance from organic growth, which were partially offset by a decrease in special mention and substandard accruing loans, changes in the portfolio mix, and a decrease in unfunded commitments (RUC).
- At September 30, 2023, ACL was $23.9 million, or 1.24% of total loans held for investment.
- At September 30, 2023, ACL was comprised of allowance for loan losses of $22.7 million, or 1.18% of total loans held for investment, and reserve for unfunded commitments of $1.2 million
- ACL calculation uses a third-party software and modeling solution that includes many assumptions based on our and peer/benchmark historical loss data, our portfolio characteristics, risk-grading methodology, a subscribed third-party service for macro-economic forecasts, and qualitative adjustments.
- Key economic inputs include California state Gross State Product (GSP), California Unemployment, and the California Housing Price Index.
- Discounted cash flow methodology is used for loss estimation.
- Reasonable and supportable weighted, multi-scenario analysis (4-quarter forecast period; 8-quarter straight-line reversion period).

1. ACL to total loans held for investment

Negligible Impact of Unrealized Losses on Capital

- Total net unrealized losses after-tax were 5.69% of CET1 Capital as of Sept. 30, 2023.
- Even if interest rates rise another 300 bps, the Bank's capital ratios remain above Well-Capitalized guidelines.

			Parallel Rate Shock Scenarios		
($ in Thousands)	3Q23		+100	+200	+300
Available for Sale (AFS) Unrealized Loss Pre-Tax	$ (13,124)		$ (19,000)	$ (26,000)	$ (32,000)
Held to Maturity (HTM) Unrealized Loss Pre-Tax	(8,475)		(12,270)	(16,790)	(20,664)
Total Securities Unrealized Loss Pre-Tax	(21,599)		(31,270)	(42,790)	(52,664)
Net Unrealized Loss on AFS After-Tax[1]	(9,245)	*3.46% of CET1*	$ (13,384)	$ (18,314)	$ (22,541)
Net Unrealized Loss on HTM After-Tax[1]	(5,970)	*2.23% of CET1*	(8,643)	(11,827)	(14,556)
Net Unrealized Loss on Securities After-Tax[1]	(15,214)		(22,027)	(30,141)	(37,097)
Capital Analysis					
CET 1 Capital (Base)	$ 267,246		$ 267,246	$ 267,246	$ 267,246
Net Unrealized Loss on Securities After-Tax[1]	(15,214)	*5.69% of CET1*	(22,027)	(30,141)	(37,097)
CET 1 (Deficit) / Surplus	$ 252,032		$ 245,219	$ 237,105	$ 230,149
CET1 Well Capitalized Guidance	6.50%		6.50%	6.50%	6.50%
CET1 Ratio (Base)	12.36%		12.36%	12.36%	12.36%
CET1 Ratio, assuming AFS Losses Realized	11.93%		11.74%	11.51%	11.32%
CET1 Ratio, assuming AFS & HTM Losses Realized	11.66%	*Only 70 bps decrease*	11.34%	10.96%	10.64%

1. Taxes calculated at 29.56%

Debt Securities, AOCI[1] and Tangible Common Equity[2]

As of Sept 30, 2023

AFS Securities (fair value) 68% of portfolio, 3.2% yield[3]

HTM Securities (book value) 32% of portfolio, 2.3% yield[3]



39.7%
5.5%
5.3%
5.5%
36.3%
2.3%
5.4%
1%
99.0%
US Agency MBS
SBA Securities
U.S. Treasury
U.S. Agency
U.S. CMO
Taxable Municipals
Tax Exempt Municipals



$260.0
$250.0
$240.0
$230.0
$220.0
$210.0
$200.0
$190.0
$ in millions
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.2%
9.8%
10.1%
10.3%
10.5%
7.7%
7.3%
7.8%
7.5%
7.2%
$8.3
$6.4
$5.0
$6.6
$9.2
$209.9
$221.0
$228.2
$234.5
$239.5
3Q22
4Q22
1Q23
2Q23
3Q23
Tangible Equity (net of AOCI impact)2
AOCI Loss, Net of Taxes
Tangible Equity/Tangible Assets2
Investments/Total Assets

1. AOCI is accumulated other comprehensive income – net of taxes
2. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
3. Weighted average book yield for the month of September 30, 2023

Low-Cost Core Deposits

Deposit Mix and Growth



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
9/30/22
12/31/22
3/31/23
6/30/23
9/30/2023
49%
34%
9%
3%
1%
4%
48%
34%
8%
3%
1%
6%
44%
34%
6%
7%
4%
5%
39%
32%
6%
13%
5%
5%
37%
35%
6%
13%
4%
5%
Noninterest-bearing Demand
Money Market & Savings
Interest Bearing Checking
ICS Deposits 2
Brokered Time Deposits
Time Deposits

91.2% Core deposits[1] | 37.1% Noninterest-bearing deposits as of Sept. 30, 2023

Cost of Deposits for the quarter ended:



1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
0.07%
0.25%
0.51%
0.80%
1.29%
1.56%

Total Deposits ($MM)



$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$2,020
$1,932
$1,986
$1,981
$1,984
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K
2. Insured Cash Sweep (ICS) product provides customers with FDIC insurance coverage at ICS network institutions

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity		In-Use		Total Available Liquidity	
As of 9/30/23			*($ in millions)*			
Cash	$	95.1	$	-	$	95.1
AFS Securities		111.8		-		111.8
FHLB		488.6		58.0		430.6
Fed DW		151.2		-		151.2
Other Sources		75.0		-		75.0
Total	$	921.7	$	58.0	$	863.7

Significant Available Liquidity

($ in millions)



$95.1
$111.8
$430.6
$151.2
$75.0
$863.7
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

- Ample access to on-Balance Sheet (BS) and off-BS liquidity (as of 9/30/23)
  - On-Balance Sheet Cash = $95.1 million
  - Total Borrowing Capacity = $714.8 million
  - Total Available Borrowing Capacity = $656.8million
  - Total Available Liquidity = $863.7 million
- No plans to tap into the Bank Term Funding Program at this time.
  - ~$112 million of unpledged, liquid securities eligible at par

Diverse Loan Portfolio

Total Loan[1] Portfolio, as of Sept. 30, 2023

Commercially Focused | Relationship Based


Other[2] 0.1%
Multifamily 11.3%
1-4 SFR 7.3%
C&I 16.3%
Construction & Land Dev 12.3%
CRE 52.7%
Total Loans 1 $1.9 billion
CRE - Industrial 15.3%
CRE - Office 11.1%
CRE - Others 9.5%
CRE - Retail 6.7%
CRE - Special Purpose 5.6%
CRE - Restaurant 1.9%
CRE - Self Storage 2.6%

Total CRE by Location[3], as of Sept. 30, 2023


California - Riverside 8%
California - Ventura 6%
Out of State 5%
California - Others 11%
Total CRE Loans $1.0 billion
California - Orange 11%
California - Los Angeles 41%
California - San Diego 18%

1. Total loans include loans held for sale and loans held for investment
2. Other loans include loans secured by farmland and consumer loans
3. Location by counties of California, except out of state

Loan Portfolio

Total Loans[1] ($MM), at the period ended



$1,849
$1,907
$1,895
$1,914
$1,935
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023

Yield on Loans, for the quarter ended



6.50%
6.00%
5.50%
5.00%
4.50%
5.09%
5.47%
5.78%
5.91%
5.97%
3Q22
4Q22
1Q23
2Q23
3Q23

1. Total loans include loans held for sale and loans held for investment

Contractual Maturity Summary for the next 3 years as of September 30, 2023

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$149.0	7.7%	$78.4	4.1%	$7.9	0.4%
1-4 family residential	35.9	1.9%	8.3	0.4%	13.9	0.7%
Multifamily	30.0	1.6%	23.9	1.2%	25.2	1.3%
Commercial real estate	63.5	3.3%	38.6	2.0%	31.2	1.6%
Commercial & industrial	148.6	7.7%	27.4	1.4%	7.3	0.4%
Others	2.6	0.1%	1.6	0.1%	0.2	0.0%
Total loans	$429.6	22.3%	$178.2	9.2%	$85.7	4.4%
CRE Owner-Occupied (OO)	$9.7	0.5%	$28.3	1.5%	$5.3	0.3%
CRE Non Owner-Occupied (NOO)	$53.8	2.8%	$10.3	0.5%	$25.9	1.3%
CRE Office	$6.5	0.3%	$2.1	0.1%	$7.9	0.4%

Loan Repricing Summary for the next 3 years as of September 30, 2023

($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$513.4	26.5%	$2.3	0.1%	$10.7	0.6%
Other Indexed Rate Loans	106.1	5.5%	38.6	2.0%	120.2	6.2%
Total Variable Rate Loans	$619.5	32.0%	$40.9	2.1%	$130.9	6.8%
Fixed Rate Loans	178.1	9.2%	34.7	1.8%	51.0	2.6%
Total Loans	$797.6	41.2%	$75.6	3.9%	$181.9	9.4%
Multifamily	$92.1	4.8%	$5.2	0.3%	$22.2	1.1%
CRE Owner-Occupied (OO)	$57.0	2.9%	$20.5	1.1%	$57.0	2.9%
CRE Non Owner-Occupied (NOO)	$129.8	6.7%	$19.8	1.1%	$71.8	3.7%
CRE Office	$19.5	1.0%	$10.8	0.6%	$25.3	1.3%

Low LTV Commercial Real Estate Loans

Total CRE Distribution by LTV[1], as of September 30, 2023



> 70%
13%
>65% to 70%
6%
>60% to 65%
12%
>55% to 60%
6%
>50% to 55%
13%
< 50%
50%

($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
CRE – Industrial	180	$295.4	$1.6	52%
CRE – Office	136	$215.7	$1.6	51%
CRE – Retail	101	$128.9	$1.3	48%
CRE – Special Purpose	53	$108.0	$2.0	38%
CRE – Self Storage	6	$51.1	$8.5	45%
CRE – Restaurant	24	$35.9	$1.5	45%
CRE – Other	51	$183.4	$3.6	63%
Total CRE	551	$1,018.4	$1.9	51%

1. Weighted average LTV is based on current loan balance as of September 30, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of September 30, 2023

CRE NOO vs CRE OO by Property Type, as of September 30, 2023



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Other, 24.3%
CRE - Restaurant, 4.1%
CRE - Self Storage, 8.0%
CRE - Retail, 16.4%
CRE - Special Purpose, 7.1%
CRE - Office, 22.2%
CRE - Industrial, 17.9%
CRE - Other, 7.5%
CRE - Restaurant, 2.5%
CRE - Retail, 6.4%
CRE - Special Purpose, 16.5%
CRE - Office, 19.4%
CRE - Industrial, 47.7%
CRE NOO - $638.3 MM
CRE OO - $380.1MM

- Total CRE loans: $1.0 billion
- 63% CRE NOO, 37% CRE OO
- No past due loans
- nonperforming loans/total loans at 0.00%
- Low weighted average LTV 51%

CRE Office Loans

CRE Office Distribution by LTV[1], as of September 30, 2023

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	48	$12.3	$0.3	40%
>$0.5 - $2	64	$59.3	$0.9	49%
>$2 - $5	15	$43.0	$2.9	51%
>$5 - $10	6	$42.5	$7.1	56%
>$10 - $20	2	$33.7	$16.8	49%
> $20	1	$24.9	$24.9	55%
CRE – Office	136	$215.7	$1.6	51%

CRE Office by Location [3], as of September 30, 2023



California - Ventura 12%
Out of State 2%
California - San Diego 13%
California - Los Angeles 48%
California - Riverside 4%
California - Others 16%
California - Orange 5%

1. Weighted average LTV is based on current loan balance as of September 30, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of September 30, 2023
3. Location by counties of California, except out of state

Multifamily Loans

Multifamily Loans Distribution by LTV [1], as of September 30, 2023

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	19	$5.7	$0.3	35%
>$0.5 - $2	32	$35.8	$1.1	47%
>$2 - $5	26	$83.8	$3.2	59%
>$5 - $10	8	$50.9	$6.4	56%
>$10 - $20	3	$42.0	$14.0	62%
Multifamily Loans	88	$218.2	$2.5	56%

Multifamily Loans by Location [3], as of September 30, 2023


Out of State, 0.2%
California - San Diego, 16.2%
California - Others, 7.7%
California - Los Angeles, 75.9%

At September 30, 2023:

- Total multifamily loans were $218.2 million, or 11.3% of total loans, including loans held for sale
- Unfunded commitments were $4.3 million, or 0.9% of total unfunded commitments
- 42% are fixed rate loans and 58% are variable rate loans
- No past due loans
- Nonperforming loans were $14.3 million and nonperforming loans/total loans at 0.74%
- A multifamily loan added to non-accrual loans during the third quarter of 2023 is collateralized by three investment multifamily properties located in the city of Santa Monica, California. A court appointed receiver is in place. Based on a review of the combined "As-Is" collateral value, after accounting for estimated selling costs, the estimated net collateral was sufficient to result in no loss to the Company at September 30, 2023.

1. Weighted average LTV is based on current loan balance as of September 30, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of September 30, 2023
3. Location by counties of California, except out of state

Disciplined Credit Culture

Adequate Reserves

At quarter end:

($000)	3Q22	4Q22	1Q23	2Q23	3Q23
Nonaccrual Loans					
1-4 Family	$41	$39	$-	$-	$-
CRE & Multifamily	3	2	-	1	14,272
Construction	-	-	-	-	-
Consumer	-	-	-	-	-
Commercial	4	-	1	39	-
Total Nonaccrual Loans	$48	$41	$1	$40	$14,272
Accruing Loans Past Due 90 days or More	-	-	-	-	
Total Nonperforming Loans	$48	$41	$1	$40	$14,272

1. On January 1, 2023, the Company adopted CECL, using a current expected loss model for determining ACL; previously the Company used the incurred loss model. Upon adoption, the Company recognized a Day 1 increase in the ACL of $5.5 million. We recorded a Day 2 provision for credit losses of $202 thousand, which reflects the new CECL methodology for forecasting lifetime credit losses. At September 30, 2023 and June 30, 2023, the ACL totaled $23.9 million and $24.0 million or 1.24% 1.26% of total loans held for investment, respectively.

NPAs / Assets



0.800%
0.600%
0.400%
0.200%
0.000%
0.002%
0.002%
0.00%
0.002%
0.617%
3Q22
4Q22
1Q23
2Q23
3Q23

ALL/ Total Loans held for investment[1]



1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.89%
0.90%
1.18%
1.18%
1.18%
3Q22
4Q22
1Q23
2Q23
3Q23

Investing for the Future….

Noninterest Expense ($MM)
for the quarter ended:



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
59.0%
51.5%
56.8%
59.6%
61.4%
$0.1
$14.2
$13.1
$15.0
$14.6
$14.8
($1.2)
3Q22
4Q22
1Q23
2Q23
3Q23
Adjusted Noninterest expense[1]
Merger expense
Loss contingency recovery
Adjusted efficiency ratio[1]

Total Revenue[2] ($MM)
for the quarter ended:

Our successful recruitment of in-market talent positions us well for the future



7.1% Growth
30
25
20
15
10
5
0
$22.5
$24.1
$25.5
$26.5
$24.5
$24.1
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
2. Total revenue includes net interest income and noninterest income

SOUTHERN CALIFORNIA BANCORP | BANK OF SOUTHERN CALIFORNIA

….While Building Value for Shareholders

Net Income[3] ($MM)



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.18%
1.46%
1.46%
1.18%
1.12%
$6.9
$8.5
$8.2
$6.7
$6.6
3Q22
4Q22
1Q23
2Q23
3Q23
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]



$13.50
$13.00
$12.50
$12.00
$11.50
$11.00
20.00%
15.00%
10.00%
5.00%
0.00%
13.06%
15.64%
14.97%
11.60%
10.92%
$11.75
$12.32
$12.49
$12.82
$13.08
3Q22
4Q22
1Q23
2Q23
3Q23
TBVPS
ROATCE

Pre-Tax Pre-Provision Income[1,3] ($MM)



$11.0
$12.3
$11.4
$9.9
$9.3
3Q22
4Q22
1Q23
2Q23
3Q23

Diluted Earnings Per Share[3]



$0.38
$0.46
$0.44
$0.36
$0.35
3Q22
4Q22
1Q23
2Q23
3Q23

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
2. Reflects balance at quarter end
3. Reflects balance for the quarter ended

Strong Capital Base

Tangible Common Equity Ratio[1,3]


8.9%
9.4%
9.2%
9.1%
9.2%
9.8%
10.1%
10.3%
10.5%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Tier 1 Ratio[2,3]


15.1%
14.2%
12.9%
11.0%
10.9%
11.1%
11.7%
12.1%
12.4%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Total Risk-Based Capital Ratio[2,3]


16.1%
15.0%
13.7%
11.8%
11.8%
12.0%
12.6%
13.0%
13.3%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

Leverage Ratio[2,3]


9.6%
10.0%
10.1%
9.9%
10.1%
10.6%
11.2%
11.5%
11.7%
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level
3. Ratios as of period end

Appendix



Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023
Total Stockholders' Equity	$249,432	$260,355	$267,539	$273,749	$278,550
Less: Intangible Assets	39,527	39,387	39,296	39,206	39,078
Tangible Common Equity (non-GAAP)	**$209,905**	**$220,968**	**$228,243**	**$234,543**	**$239,472**
Less: Accumulated Other Comprehensive Loss ("AOCL")	8,344	6,441	5,009	6,560	9,245
Tangible Common Equity Without AOCL (non-GAAP)	**$218,249**	**$227,409**	**$233,252**	**$241,103**	**$248,717**
Total Assets	$2,310,329	$2,283,927	$2,292,053	$2,309,183	$2,313,649
Less: Intangible Assets	39,527	39,387	39,296	39,206	39,078
Tangible Assets (non-GAAP)	**$2,270,802**	**$2,244,540**	**$2,252,757**	**$2,269,977**	**$2,274,571**
Tangible Common Equity Ratio (non-GAAP)	**9.24%**	**9.84%**	**10.13%**	**10.33%**	**10.53%**
Basic Shares Outstanding	17,863,525	17,940,283	18,271,194	18,296,365	18,309,282
Book Value per Share	$13.96	$14.51	$14.64	$14.96	$15.21
Less: Intangible Book Value per Share	$2.21	$2.19	$2.15	$2.14	$2.13
Tangible Book Value per Share (non-GAAP)	**$11.75**	**$12.32**	**$12.49**	**$12.82**	**$13.08**

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses and loss contingency expense (recovery) to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended					For the nine months ended	For the twelve months ended
All dollars in thousands	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2023	December 31, 2022
Noninterest Expense	$13,150	$13,112	$15,019	$14,607	$14,781	$44,407	$63,522
Less/(Add): Merger and Related Expenses (Recovery)	117	(8)	-	-	-	-	1,177
Deduct/(Add): Loss Contingency Expense (Recovery)	(1,200)	-	-	-	-	-	5,300
Adjusted Noninterest Expense (non-GAAP)	**$14,233**	**$13,120**	**$15,019**	**$14,607**	**$14,781**	**$44,407**	**$57,045**
Net Interest Income	23,786	25,269	24,892	23,426	23,261	71,579	87,786
Plus: Total Noninterest Income	358	188	1,570	1,096	815	3,481	3,675
Total Revenue	**$24,144**	**$25,457**	**$26,462**	**$24,522**	**$24,076**	**$75,060**	**$91,461**
Efficiency Ratio (non-GAAP)	**54.5%**	**51.5%**	**56.8%**	**59.6%**	**61.4%**	**59.2%**	**69.5%**
Adjusted Efficiency Ratio (non-GAAP)	**59.0%**	**51.5%**	**56.8%**	**59.6%**	**61.4%**	**59.2%**	**62.4%**

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses and loss contingency expense (recovery) from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					For the nine months ended	For the twelve months ended
All dollars in thousands	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2023	December 31, 2022
Net Interest Income	$23,786	$25,269	$24,892	$23,426	$23,261	$71,579	$87,786
Noninterest Income	358	188	1,570	1,096	815	3,481	3,675
Total Net Interest Income and Noninterest Income	24,144	25,457	26,462	24,522	24,076	75,060	91,461
(Deduct): Noninterest expense	13,150	13,112	15,019	14,607	14,781	44,407	63,522
Pre-Tax, Pre-Provision Net Income (non-GAAP)	**$10,994**	**$12,345**	**$11,443**	**$9,915**	**$9,295**	**$30,653**	**$27,939**
Add/(deduct): Merger and Related Expenses (Recovery)	117	(8)	-	-	-	-	1,177
(Deduct)/add: Loss Contingency (Recovery) Expense	(1,200)	-	-	-	-	-	5,300
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	**$9,911**	**$12,337**	**$11,443**	**$9,915**	**$9,295**	**$30,653**	**$34,416**
Average Assets	$2,326,839	$2,309,382	$2,277,971	$2,286,875	$2,313,941	$2,293,060	$2,301,418
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	1.87%	2.12%	2.04%	1.74%	1.59%	1.79%	1.50%

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					For the nine months ended	For the twelve months ended
All dollars in thousands	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	September 30, 2023	December 31, 2022
Net Income (loss)	$6,929	$8,474	$8,224	$6,718	$6,556	$21,498	$16,113
Add/(Deduct): After-tax Merger and Related Expenses (Recovery)	82	(6)	-	-	-	-	846
Add/(Deduct): After-tax Net Contingency Expense (Recovery)	(845)	-	-	-	-	-	3,734
Adjusted Net Income (non-GAAP)	**$6,166**	**$8,468**	**$8,224**	**$6,718**	**$6,556**	**$21,498**	**$20,693**
Average Assets	$2,326,839	$2,309,382	$2,277,971	$,2,286,875	$2,313,941	$2,293,060	$2,301,418
Average Shareholders' Equity	249,500	254,480	262,118	271,487	277,442	270,405	250,054
Less: Average Intangible Assets	38,940	39,475	39,340	39,250	39,158	39,249	38,960
Average tangible common equity (non-GAAP)	**$210,560**	**$215,005**	**$222,778**	**$232,237**	**$238,284**	**$231,156**	**$211,094**
Return on Average Assets	1.18%	1.46%	1.46%	1.18%	1.12%	1.25%	0.70%
Adjusted Return on Average Assets (non-GAAP)	1.05%	1.45%	1.46%	1.18%	1.12%	1.25%	0.90%
Return on Average Equity	11.02%	13.21%	12.72%	9.93%	9.38%	10.63%	6.44%
Adjusted Return on Average Equity (non-GAAP)	9.80%	13.20%	12.72%	9.93%	9.38%	10.63%	8.28%
Return on Average Tangible Common Equity (non-GAAP)	13.06%	15.64%	14.97%	11.60%	10.92%	12.43%	7.63%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	11.62%	15.63%	14.97%	11.60%	10.92%	12.43%	9.80%